Certain confidential information obtained in this document, marked by [**], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. SUBLEASE THIS SUBLEASE, is entered into effective as of the 1st day of April 2024, by and between SUMMIT THERAPEUTICS INC., a Delaware corporation having an office and place of business at 601 Brickell Key Drive, Suite 1000, Miami, FL 33131, hereinafter called "Sublandlord", and DUGGAN INVESTMENTS RESEARCH LLC, a Florida limited liability company, hereinafter called "Subtenant". WITNESETH: WHEREAS, by a certain written lease agreement dated January 8, 2024 (hereinafter called the "Master Lease"), Brickell Key Centre, LLC (hereinafter called "Owner") leased to Sublandlord those certain premises ("Premises") consisting of 9,425 feet of space (Suite 1000) located at and commonly known as 601 Brickell Key Drive, Suite 1000, Miami, Florida, which, together with such other improvements and appurtenances therein mentioned, are more particularly described in said Master Lease; and WHEREAS, Subtenant desires to sublease from Sublandlord, and Sublandlord is willing to sublet to Subtenant, a portion of the Premises containing approximately 848 square feet of space (hereinafter called the "Sublease Premises"), on the terms and conditions more particularly hereinafter set forth; and WHEREAS, Sublandlord and Subtenant intend that Subtenant shall have the use of the office furniture (the "Personal Property") and amenities on the Premise for the duration of the Term (hereinafter defined). NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, Sublandlord and Subtenant agree as follows: 1. DEMISE• SUBLEASE PREMISES 1.1. Sublandlord, for and in consideration of the rents and covenants specified to be paid, performed and observed by Subtenant, does hereby let, sublet, lease and demise to Subtenant the aforementioned Sublease Premises for the term and according to the covenants and conditions contained herein. 2. TERM 2.1. This Sublease shall be for a term of approximately sixty-two (62) months (the "Sublease Term") commencing on April 1, 2024 (the "Sublease Commencement Date") and terminating on May 31, 2029 (the "Sublease Expiration Date"). 2.2. Subtenant and Subtenant's representatives may enter the Sublease Premises any time after the execution date of the Sublease Agreement so long as (a) Owner has consented to the Sublease and (b) Subtenant and Subtenant's representatives comply with the terms and conditions of the Sublease including the Insurance requirements provided herein. So long as these conditions are satisfied, Subtenant may, on notice to Sublandlord, have early access to the Sublease Premises for the purposes of assessing and performing installation of telephone, data cabling, etc. ("Prior Access Period"). Subtenant shall not be responsible for payment of Rent or Additional Rent (defined herein) during the Prior

Certain confidential information obtained in this document, marked by [**], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. Access Period. Subtenant shall not conduct business from the Sublease Premises during the Prior Access Period. 2.3. During the Sublease Term, Subtenant shall have the right to access and use building amenities, including, but not limited to, any exercise areas and cafeteria, if any, in the manner provided in the Master Lease. 3. RENT 3.1. Subtenant shall pay to Sublandlord as rent for said Sublease Premises as follows: Period Base Rent per Rentable Square Foot Monthly Base Rent per Rentable Square Foot 4/1/24-1/31/25 [**] [**] 2/1/25-1/31/26 [**] [**] 2/1/26-1/31/27 [**] [**] 2/1/27-1/31/28 [**] [**] 2/1/28-1/31/29 [**] [**] 2/1/29-5/31/29 [**] [**] Monthly rent is due on the first day of the calendar month. 3.2. In addition, Subtenant shall promptly pay to Sublandlord, Additional Rent, as defined in Section 6 of Master Lease, if applicable, based upon Operating Expenses or Taxes during any Operating Period exceeding Base Operating Expenses or Base Taxes, respectively. Subtenant shall pay Sublandlord Additional Rent within ten (10) days of receipt of such accounting of costs equal to [**] of Sublandlord Operating Expenses or Taxes billed as per Master Lease Sublandlord to supply all invoices and receipts of costs incurred upon request of Subtenant. 3.3. In addition to the Rent and Additional Rent, Subtenant shall promptly pay to Sublandlord (i) any amounts due as a result of Subtenant's requests, including, but not limited to costs incurred for after hours HVAC use pursuant to the terms of the Master Lease (ii) proportionate amount (equal to [**] of Sublandlord costs) of Sublandlord's cable, internet and phone cost and office supplies (if Subtenant uses Sublandlord's services); (iii) any amounts due for use of parking spaces; and (iv) any amount due to compensate Sublandlord for damages resulting from the negligent or willful misconduct of Subtenant ("Additional Costs"). To the extent reasonably possible, Sublandlord shall notify Subtenant of any upcoming Additional Costs in advance and shall supply all invoices and receipts of costs incurred upon request of Subtenant.

Certain confidential information obtained in this document, marked by [**], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. 3.4. Payment of said Sublease Rent, Additional Rent and Additional Costs shall be made to Sublandlord at the following address or at such other place as Sublandlord may designate in writing, without any offset or deduction whatsoever. Rent Payment Address: Summit Therapeutics Inc. 601 Brickell Key Drive, Suite 1000 Miami, FL 33131 Attn: Manmeet Soni 4. INCORPORATION OF MASTER LEASE 4.1. The provisions of the Master Lease are, except as otherwise herein specifically provided, hereby incorporated in this Sublease with the same effect as if entirely rewritten herein, and shall fix the rights and obligations of the parties hereto with respect to the Sublease Premises with the same effect as if Sublandlord and Subtenant were, respectively, the landlord and tenant named in the Master Lease. Subtenant hereby covenants to perform the covenants and undertakings of Sublandlord as tenant under the Master Lease to the extent the same are applicable to the Sublease Premises during the term of this Sublease, and agrees not to do or permit to be done any act which shall result in a violation of any of the terms and conditions of said Master Lease. Except as otherwise specifically provided herein, Sublandlord is to have the benefit of the covenants and undertakings of Owner as landlord in the Master Lease to the extent the same are applicable to the Sublease Premises during the term of this Sublease. It is expressly understood and agreed, however, that Sublandlord is not in the position to render any of the services or to perform any of the obligations required of Sublandlord by the terms of this Sublease, and that performance by Sublandlord of its obligations hereunder are conditioned upon due performance by Owner of its corresponding obligations under the Master Lease. It is further understood and agreed, therefore, that notwithstanding anything to the contrary contained in this Sublease, Sublandlord shall not be in default under this Sublease for failure to render such services or perform such obligations required of Sublandlord by the terms of this Sublease which are the responsibility of the Owner as landlord under the Master Lease: but Sublandlord agrees to take all reasonable measures to insure that Owner performs said obligations. The term "reasonable measures" shall include measures that it would reasonably take in its own behalf but shall not include legal action against Owner for its failure to so perform unless Subtenant agrees to pay proportionate amount (equal to [**] of Sublandlord costs) in connection therewith. 5. HOLDING OVER 5.1. Any holding over by Subtenant beyond the expiration date of this Sublease shall be deemed unlawful unless expressly consented to by Sublandlord in writing, and Sublandlord shall be entitled to any and all remedies in law or in equity by reason of such unlawful holding over by Subtenant. Subtenant agrees to indemnify and save Sublandlord harmless against and from any and all loss, cost, expense and liability incurred by Sublandlord under the Master Lease which incurred solely in relation to this Sublease Agreement and under applicable law, whether at law or in equity, by reason of any such holding over.

Certain confidential information obtained in this document, marked by [**], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. 6. NOTICES 6.1. All notices, requests, demands and other communications with respect to this Sublease, whether or not herein expressly provided for, shall be in writing and shall be deemed to have been duly given the next business day after being deposited (in time for delivery by such service on such business day) with a national or international courier service and via email, for delivery to the parties at the following addresses (which such addresses may be changed by either party by giving written notice thereof to the other): If to Sublandlord: Summit Therapeutics Inc. 601 Brickell Key Drive, Suite 1000 Miami, FL 33131 Attn: Manmeet Soni Email: [**] If to Subtenant: At the Sublease Premises Attn: Chief Investment Officer Email: [**] 7. SUBLEASE SUBORDINATE TO MASTER LEASE 7.1. This Sublease is subject and subordinate in all respects to said Master Lease. Subtenant acknowledges that it has received a copy of said Master Lease. 8. ASSIGNMENT AND SUBLETTING 8.1. Subtenant shall not assign this Sublease, nor suffer or permit it to be assigned by operation of law or otherwise, nor shall the Subtenant let, sublet or underlet or permit the said Sublease Premises or any pan thereof to be used or occupied by others without the written consent of Sublandlord, such consent not to be unreasonably withheld and further subject to Owner prior written consent. 9. CONDITION- USE OF FURNITURE 9.1. Subtenant acknowledges that it has inspected the Sublease Premises demised hereunder and is fully satisfied with their condition and accepts the same, "as is". Sublandlord has made no representation or warranties of any nature whatsoever with regard to the Sublease Premises, other than those set forth herein, and Sublandlord shall have no obligation or duty with regard to preparation of the Sublease Premises for occupancy by Subtenant. 9.2. Subtenant further acknowledges that it shall be, at Subtenant's sole cost and expense (equal to [**] of Sublandlord cost and expense), responsible for all restoration requirements to the extent required by the Master Lease and this Sublease at the end of the Sublease Term. 9.3. Subtenant shall have the use of all furniture present in the Sublease Premises ("Furniture") during the Term at no additional charge. Sublandlord makes no representations or warranties with respect to the condition of the Furniture and Subtenant accepts the use

Certain confidential information obtained in this document, marked by [**], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. of the Furniture in its "as is" condition. Subtenant shall be responsible for replacing any Furniture that is broken or destroyed, subject to normal wear and tear. 10. BROKERS 10.1. Sublandlord and Subtenant each represent and warrant to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease, and that they know of no other real estate broker or agent who is or might be entitled to a commission in connection with this Sublease. 11. INDEMNITY 11.1. Subtenant shall defend, indemnify and save harmless Sublandlord against and from any and all liability, damage, expense, cause of action, suits, claims or judgments for injury or death to persons or damage to property sustained by anyone in, on or about said Sublease Premises or any part thereof, arising out of or in any way connected with Subtenant's use or occupation of the Sublease Premises or this Sublease, including without limitation any breach or violation of Section 12 below. 12. HAZARDOUS SUBSTANCES 12.1. Subtenant shall not cause or permit any "Hazardous Substances" (as hereinafter defined) to be used, stored, generated or disposed of in, on or about the Sublease Premises by Subtenant, its agents, employees, contractors or invitees, except for such Hazardous Substances as are normally utilized in the activities which are permitted on the Sublease Premises pursuant to the Master Lease and this Sublease and which are necessary to Subtenant's business. Any such Hazardous Substances permitted on the Sublease Premises as hereinabove provided, and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to any such Hazardous Substances. Subtenant shall defend, indemnify and hold harmless Sublandlord from any and all claims, damages, fines, judgments, penalties, costs, expenses or liabilities (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Sublease term from or in connection with the use, storage, generation or disposal of Hazardous Substances in, on or about the Sublease Premises by Subtenant, Subtenant's agents, employees, contractors or invitees. As used herein, "Hazardous Substances" means any substance with is toxic, ignitable, reactive, or corrosive and which is regulated by any state or local government or by the United States government. "Hazardous Substances" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substances" includes but is not restricted to asbestos, polychlorinated biphenyls ("PCBs") and petroleum products. 13. SIGNAGE 13.1. Subtenant shall have the right, at Subtenant sole cost and expense and subject to the written approval of Owner, to furnish Subtenant leased name on a wall within the Subleased Premises.

Certain confidential information obtained in this document, marked by [**], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. 14. PARKING 14.1. Available, parking in the Building’s Parking Facility at a ratio of 2.6 parking spaces per one thousand (1,000) rentable square feet of the Premises (the “Parking Ratio”), on an unreserved basis in common with other tenants of the Building, in locations as determined by Landlord, at the current rate of [**] per unreserved space, per month, plus applicable sales tax and surcharges, with such rate subject to increase from time to time as determined by Landlord. As a part of the aforementioned Parking Ratio, Subtenant shall have the right to up to two (2) unreserved parking spaces within the Parking Facility calculated as 848 sq ft/1,000 Rentable Square Feet times 2.6 parking spaces which equals to 2.2 parking spaces, in locations reasonably determined by Landlord, at the current rate of [**] per unreserved space, per month, plus applicable sales tax and surcharges, with such rate subject to increase from time to time as determined by Landlord. 15. MISCELLANEOUS 15.1. This Agreement: 15.1.1. Contains the entire agreement among the parties hereto with respect to the subject matter covered hereby; 15.1.2. May not be amended or rescinded except by an instrument in writing executed by each of the parties hereto; 15.1.3. Shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. 15.1.4. The cure periods provided for in the Master Lease between Sublandlord and Owner shall be applicable to the Parties in this Sublease. 16. CONSENT BY OWNER 16.1. This Sublease has been approved in writing by Owner [REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGE FOLLOWSI

Certain confidential information obtained in this document, marked by [**], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. IN WITNESS WHEREOF, the parties have hereunto set their hands and seals to be effective as of the day and year first above written. Sublandlord: SUMMIT THERAPEUTICS INC. By: /s/ Manmeet Soni Name: Manmeet Soni Title: COO & CFO Date: June 27, 2024 Subtenant: DUGGAN INVESTMENTS RESEARCH LLC By: /s/ Martin Bittner Name: Martin Bittner Title: CIO Date: June 25, 2024